UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2018

Genesee & Wyoming Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue, Darien, Connecticut	06820
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (203) 202-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

ITEM 7.01 Regulation FD Disclosure.

Genesee & Wyoming Inc. (the “Company”) is in the process of completing its initial analysis of the Tax Cuts and Jobs Act (the “Act”). Based on preliminary calculations, the Company currently estimates its financial results for 2017 will include a non-cash reduction in income tax expense of around $400 million resulting primarily from the remeasurement of the Company's deferred tax liabilities to reflect the recently enacted 21% United States federal corporate tax rate. The Company’s financial results for 2017 are also expected to include an addition to income tax expense of approximately $15 - $30 million as a result of the Act’s effects on the deemed repatriation of earnings of the Company’s foreign subsidiaries, which will be paid in cash over 8 years. Forward-looking to 2018, the Company estimates its consolidated effective income tax rate will be approximately 27%.

Given the significant complexity of the Act, anticipated guidance from the Internal Revenue Service about implementing the Act, the potential for additional guidance from the Securities and Exchange Commission or the Financial Accounting Standards Board related to the Act, and the Company’s ongoing analysis thereof, these estimates may be adjusted when the Company announces its financial results for 2017 and/or in future periods during 2018.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the Company makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Readers are cautioned not to place undue reliance on the forward-looking statements included in this filing, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: January 16, 2018	By:	/s/ Timothy J. Gallagher
	Name:	Timothy J. Gallagher
	Title:	Chief Financial Officer